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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 23, 1997


                          DISCOVER CARD MASTER TRUST I
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



  DELAWARE                      0-23108                         51-0020270
  --------                      -------                         ----------
  (STATE OF                    (COMMISSION                      (IRS EMPLOYER
ORGANIZATION)                  FILE NUMBER)                  IDENTIFICATION NO.)



C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                                    19720
---------------------------------------                                 -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE


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                      THE EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 5. OTHER EVENTS

     SERIES 1997-3. ON OCTOBER 23, 1997, $650,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-3 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $34,211,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-3 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I WERE ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION D/B/A FIRST BANK NATIONAL ASSOCIATION (SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND THE SERIES SUPPLEMENT, DATED AS OF OCTOBER 23, 1997, FOR SERIES 1997-3 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE.


ITEM 7.      EXHIBITS
             --------

EXHIBIT NO.  DESCRIPTION
-----------  -----------

EXHIBIT 1.1 UNDERWRITING AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND MORGAN STANLEY & CO. INCORPORATED, DATED AUGUST 19, 1997 (INCORPORATED BY REFERENCE TO EXHIBIT 1.1 OF DISCOVER CARD MASTER TRUST I'S CURRENT REPORT ON FORM 8-K DATED AUGUST 26, 1997).

EXHIBIT 1.2 TERMS AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND MORGAN STANLEY & CO. INCORPORATED, CHASE SECURITIES INC., DEUTSCHE MORGAN GRENFELL INC. AND J.P. MORGAN SECURITIES INC., DATED OCTOBER 16, 1997.

EXHIBIT 4.1 SERIES SUPPLEMENT WITH RESPECT TO SERIES 1997-3 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, INCLUDING A FORM OF CLASS A CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED AS OF OCTOBER 23, 1997.

EXHIBIT 4.2 CREDIT ENHANCEMENT AGREEMENT AMONG U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND DISCOVER RECEIVABLES FINANCING CORPORATION AS CREDIT ENHANCEMENT PROVIDER, DATED AS OF OCTOBER 23, 1997.

EXHIBIT 4.3 LETTER OF REPRESENTATIONS AMONG GREENWOOD TRUST COMPANY, U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE AND THE DEPOSITORY TRUST COMPANY WITH RESPECT TO DISCOVER CARD MASTER TRUST I, SERIES 1997-3, DATED AS OF OCTOBER 23, 1997.



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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                DISCOVER CARD MASTER TRUST I
                                  (REGISTRANT)


                                BY:  GREENWOOD TRUST COMPANY
                                     (ORIGINATOR OF THE TRUST)




DATE: OCTOBER 23, 1997          BY:   /S/ JOHN J. COANE
                                     --------------------------------------
                                     JOHN J. COANE
                                     VICE PRESIDENT, DIRECTOR OF ACCOUNTING
                                      AND TREASURER



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                               INDEX TO EXHIBITS

EXHIBIT      DESCRIPTION                                                PAGE

EXHIBIT 1.1  UNDERWRITING AGREEMENT BETWEEN GREENWOOD TRUST             [ ]
             COMPANY AND MORGAN STANLEY & CO. INCORPORATED, DATED
             AUGUST 19, 1997 (INCORPORATED BY REFERENCE TO
             EXHIBIT 1.1 OF DISCOVER CARD MASTER TRUST I'S
             CURRENT REPORT ON FORM 8-K DATED AUGUST 26, 1997).


EXHIBIT 1.2  TERMS AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND        [ ]
             MORGAN STANLEY & CO. INCORPORATED, CHASE SECURITIES
             INC., DEUTSCHE MORGAN GRENFELL INC. AND J.P.
             MORGAN SECURITIES INC., DATED OCTOBER 16, 1997.

EXHIBIT 4.1  SERIES SUPPLEMENT WITH RESPECT TO SERIES 1997-3            [ ]
             BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER,
             SERVICER AND SELLER AND U.S. BANK NATIONAL
             ASSOCIATION AS TRUSTEE, INCLUDING A FORM OF CLASS A
             CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED
             AS OF OCTOBER 23, 1997.

EXHIBIT 4.2  CREDIT ENHANCEMENT AGREEMENT AMONG U.S. BANK NATIONAL      [ ]
             ASSOCIATION AS TRUSTEE, GREENWOOD TRUST COMPANY AS
             MASTER SERVICER, SERVICER AND SELLER AND DISCOVER
             RECEIVABLES FINANCING CORPORATION AS CREDIT ENHANCEMENT PROVIDER, DATED AS OF OCTOBER 23, 1997.

EXHIBIT 4.3  LETTER OF REPRESENTATIONS AMONG GREENWOOD TRUST COMPANY,   [ ]
             U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE AND THE
             DEPOSITORY TRUST COMPANY WITH RESPECT TO DISCOVER
             CARD MASTER TRUST I, SERIES 1997-3, DATED AS OF OCTOBER
             23, 1997.



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